Exhibit 99.1

Cyto Sorbents Corporation (NASDAQ: CTSO) A Leader in Critical Care Immunotherapy CytoSorbents Annual Meeting June 4, 2019

Safe Harbor Statement 2 This presentation contains “forward - looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "intend," "target,” “will," “is likely,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning . These forward - looking statements are found at various places throughout this presentation and include information concerning possible or assumed future results of our operations ; business strategies ; future cash flows ; financing plans ; plans and objectives of management ; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts . Unless otherwise indicated, the terms “CytoSorbents,” “Company,” “we,” “us” and “our” refer to CytoSorbents Corporation . Any or all of the forward - looking statements included in this presentation are not guarantees of future performance and may turn out to be inaccurate . These forward - looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors . Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward - looking statements . Although these expectations may change, we are under no obligation to inform you if they do . Actual events or results may differ materially from those contained in the forward - looking statements . The following factors, among others, could cause our actual results to differ materially from those described in a forward - looking statement : our history of losses ; potential fluctuations in our quarterly and annual results ; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology - related defects that could affect the companies’ products or reputation ; risks related to adverse business conditions ; our dependence on key employees ; competition for qualified personnel ; the possible unavailability of financing as and if needed ; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties . This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward - looking statements . In light of these risks, uncertainties and assumptions, the events described in the forward - looking statements might not occur or might occur to a different extent or at a different time than we have described . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of the applicable presentation . You are referred to a discussion of important risk factors detailed in the Company’s Form 10 - K filed with the Securities and Exchange Commission on March 7 , 2019 and other reports and documents filed from time to time by us, which are available online at www . sec . gov .

Cyto Sorbents At a Glance (NASDAQ: CTSO ) 3 • CytoSorb ® is E.U. approved as an extracorporeal cytokine adsorber with 61 ,000+ cumulative treatments (up from 40 ,000 a year ago) delivered and distributed in 55 countries • Record 2018 Financial Performance: • Healthy cash balance of $ 19.6 M ( 3 /3 1 /1 9 ) • 13 5 employees with international footprint across two wholly - owned subsidiaries • CytoSorbents Medical, Inc: Headquarters - New Jersey, USA • CytoSorbents Europe GmbH: International sales office - Berlin, Germany • Strategic Partnerships with Fresenius Medical Care, Terumo, Biocon, Dr. Reddy’s • Strong government support with ~$26M in grants, contracts, other non - dilutive funds • Russell 2000 & 3000 listed with coverage by Cowen, B Riley, HCW, Maxim, Zacks 2017 2018 Increase Total Revenue $15.1M $22.5M +49% Product Revenue $13.4M $20.3M +51% Blended Product Gross Margin 71% 74% -

CytoSorbents Strives to Maintain Best Practices CytoSorbents is NASDAQ - traded with strong corporate governance practices driven by the Board of Directors and Management • Experienced team with deep manufacturing and medical device experience • Quality service providers • SEC Counsel: Morgan Lewis • Accounting and Audit: WithumSmith+Brown • Sarbanes Oxley Compliance: Pine Hill Group • Compensation Consultant: Radford - AON • Solid corporate governance practices • System of internal controls was recently independently tested and audited with no material weaknesses identified • Timely and robust SEC filings • Code of Business Conduct and Ethics, Insider Trading Policy, and other corporate guidelines established and supported by company leadership • Alignment of corporate compensation with shareholder value (annual stock awards based upon achievement of milestones) • Guided by strong scientific advisory boards in critical care, trauma, cardiac surgery

Leadership Background Phillip Chan, MD, PhD – Chief Executive Officer and President Former Partner at the $ 80 M NJTC Venture Fund, leading life science investments for 5 years . Co - founder of Andrew Technologies, commercializing its HydraSolve ™ lipoplasty device in the U . S . MD/PhD from Yale School of Medicine, internal medical residency at the Beth Israel Deaconess Medical Center at Harvard . Vincent Capponi , MS - Chief Operating Officer 20 + years experience in the medical device, pharmaceutical and imaging fields . Led the first regulatory approval for the heparin flush syringe, used worldwide in hospitals, and managed manufacturing of > 1 million units/week Kathleen Bloch, MBA, CPA – Chief Financial Officer 20 + years as CFO of private and public companies . Former Laureate Biopharma CFO, a contract biopharmaceutical manufacturer, and CFO of Silverline Windows, a $ 750 M revenue window manufacturing company with 9 manufacturing plants nationally Eric Mortensen, MD, PhD - Chief Medical Officer 25 years leading clinical trials for key programs at Pfizer, GSK, and Merck . Most recently Vice President & Therapeutic Area Clinical Head for Inflammation and Immunology at Pfizer, leading the company’s global late - stage development organization for programs in inflammation including studies for Enbrel and Xeljanz Christian Steiner, MD – Vice President of Sales and Marketing 15 + years experience in sales and marketing of extracorporeal therapy and critical care sales at Teraklin for MARS, the first liver failure dialysis technology, and at Pulsion Medical (hemodynamic monitoring) Christopher Cramer, MS, MBA – Vice President of Business Development 15 + years experience in business development and commercial experience . Former Senior Director of New Venture Development at Johnson & Johnson, and previously at PwC Consulting

Board of Directors Al Kraus – Chairman (Audit, Governance, Compensation Committees)* 25 + years leadership experience in the dialysis and medical device industries . Former CEO and Board director of CytoSorbents, NOvoVascular , Althin Medical, and former COO and U . S . Subsidiary Manager of Gambro, Inc . , one of the leading dialysis companies in the world, taking them public through an IPO in the U . S . in the 1980 ’s and growing sales 4 x . Michael Bator, MBA (Compensation Committee)* Chief Financial Officer of Trek Therapeutics, a private pharmaceutical company . 15 year Wall Street veteran, most recently as Managing Director - Healthcare Research at Jennison Associates, a US mutual and pension fund management company, with $ 109 billion in equities and $ 66 billion in fixed income assets . Formerly a management consultant at several agencies, including the Boston Consulting Group . Phillip Chan, MD, PhD – Chief Executive Officer and President Former Partner at the $ 80 M NJTC Venture Fund, leading life science investments for 5 years . Co - founder of Andrew Technologies, commercializing its HydraSolve ™ lipoplasty device in the U . S . Internal medicine physician with MD/PhD from Yale School of Medicine, internal medical residency at the Beth Israel Deaconess Medical Center at Harvard . Edward Jones, MD, MBA (Audit, Governance Committees)* Clinical Professor of Medicine at Temple University Hospital and attending nephrologist at the Albert Einstein Medical Center and Chestnut Hill Hospital . Past Board member of the National Kidney Foundation of the Delaware Valley, Past President of the Renal Physicians Association, and Chairman of Kidney Care Partners Alan Sobel, MS, CPA (Audit Committee Chair, Governance Committee)* Audit Committee Chair . Managing Member of Sobel & Co . , LLC, a full - service accounting, audit, tax, and business consulting firm serving individuals, small and mid - sized businesses, and SEC - registered companies . Former Chairman of the Audit Committee of the New Jersey Society of Certified Public Accountants * Independent directors per SEC definition

Kathleen Bloch, MBA, CPA Chief Financial Officer Driving Growth and Liquidity

Trailing Twelve Months Product Sales Trend Line The annual product sales growth trajectory remains strong $1,214,932 $3,269,691 $4,937,610 $9,194,721 $15,219,016 $20,395,667 $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 Q1 2014 Q1 2015 Q12016 Q1 2017 Q1 2018 Q1 2019 Trailing Twelve Months Product Sales for the Period Ending

Year Over Year Financial Progress 2019 2018 2017 Growth Indicators : TTM Product Sales, March 31 $20,395,666 $15,219,016 $9,194,721 TTM Product Gross Margin $ , March 31 $15,028,169 $11,081,006 $6,259,281 TTM Product Gross Margin % , March 31 74% 73% 68% Liquidity Indicators : Cash and Cash Equivalents, March 31 $19,647,374 $21,089,748 $3,239,983 Net working capital, March 31 $18,116,861 $20,529,152 $1,762,781

Working Capital Outlook • Our $19.6 million in cash at March 31, 2019 is expected to support our operating needs into 2020 • With our improving gross margins and continuing growth in product sales, we expect to reduce our cash burn in the future • The Company intends to refinance our $10M term loan with Bridge Bank to defer principal repayments of $333K per month, which are currently scheduled to begin in November 2019 • We may obtain additional debt financing from this renegotiated term loan • Continue to utilize creative, non - dilutive sources of capital (such as grant revenue to fund R&D, NJ NOL sale, etc.) and third - party funding of clinical trials (e.g. REMOVE, HemoDefend) • Our At - the - Market (“ATM”) facility provides an efficient, cost - effective way to raise capital, if needed, compared to a traditional equity financing

The Next Phase of Growth Dr. Christian Steiner Senior VP of Sales and Marketing

Continuous Growth 2012 - 2019 0 2,500 5,000 7,500 10,000 12,500 15,000 17,500 20,000 22,500 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Treatments trailing 12 months • > 850 users worldwide • > 61k treatments safely performed • > 33k patients treated • > 12k ICU pts . Incl Sepsis • > 13k Cardiac Surgery pts . • > 8k other indications • 73 PubMed listed articles • > 50 studies and research projects ongoing • > 140 events organized in 2019 CytoSorb is the fastest growing new extracorporeal therapy Population 80M 80M 80M 97M 120M 137M 197M GDP (US$) $3.6T $3.6T $3.6T $5.5T $6.1T $6.9T $8.7T SE, NO, DK PL NL NL BE, LX BE, LX BE, LX CH CH CH CH AUT AUT AUT AUT GER GER GER GER GER GER GER GER 2012 2013 2014 2015 2016 2017 2018 2019 • Direct sales represents >70% of product revenue and is most effective • Stepwise expansion of direct territories • Direct sales headcount has grown due to market development progress • Focus fields of indication are Hyper - inflammation in Intensive Medicine including Septic Shock as well as intra - and post - operative cardiac surgery applications

Growth Catalysts in 2019 and Beyond Growth: - Expand direct sales - Add major indications - Generate evidence - Reimbursement - Increase awareness Strengthen sales: - Add direct territories - Grow direct teams - Improve sales support - Develop sales partners Building clinical evidence: - Striving for SOC status in defined indications - Studies in Sepsis and Cardiac Surg application starting in 2019 Adding indication fields: - Liver failure - Post reanimation syndrome - Intoxications - Cancer related treatments Show economic benefit: - New analyses in cardiac surg to be marketed - Analysis of sepsis and other application fields Pushing German market: - Increase sales and support team size - Targeting hospital networks as regular customers - Involve all stake holders incl. payers Communication: - Social media - Public relations - Brand building - Know - how leadership CytoSorb is changing medicine and with its enormous potential, continuous growth is expected

Establishing CytoSorb as Standard of Care Through Clinical Data Dr. Eric Mortensen Chief Medical Officer

• Heart disease is the leading killer worldwide, driving 1.5M open heart surgeries each year and fueled by the aging baby boomer generation • High risk invasive cardiac surgery generates inflammatory toxins (including free hemoglobin, cytokines and activated complement) that is associated with organ injury such as acute kidney injury (AKI) • The development of even mild AKI after surgery predicts an increase in 1 and 5 year mortality and progression to chronic kidney disease • Publication of REFRESH 1 Pilot study (May 2019) • Demonstrated a favorable safety profile when used during complex cardiac surgery with significant reductions of activated compliment in treated patients • Patients receiving valve replacement surgery showed reductions in free hemoglobin • REFRESH 2 A pivotal, multi - center RCT using CytoSorb intraoperatively in 400 patient from 25 centers to reduce the incidence or severity of AKI in high risk cardiac surgery • Acceleration in enrollment following 2018 protocol amendment - enhancing our engagement with study investigators/coordinators to support their enrollment • 88 patients enrolled at 24 study sites / Additional study sites under evaluation • Expected study completion: 2020 with potential 2021 FDA approval U.S. Development Program for Prevention of Cardiac Surgery Associated AKI 16

Expanding Experience In Multiple Indications from Investigator Initiated Trials (IITs) in Europe/India


CytoSorb
Registry

- Over 50 IITs in Europe targeting patients with sepsis, burn injury, cardiac surgery (intra and post-op), pancreatitis, cardiogenic shock, ECMO use, transplant
  - 22 studies registered in ClinicalTrials.Gov (13 with ongoing recruitment)
- **CytoSorb Registry** – providing expanded experience of device safety
  - Initiated May 2015 – currently pooling experience from 40 hospitals in 7 countries with >800 patients enrolled
  - Pending publication of 8th interim analysis
- **REMOVE Study** – Intraoperative Cytosorb Use of Hemoadsorption for Prevention of Vasodilatory Shock in 250 Cardiac Surgery Patients with Infective Endocarditis
  - German Federal Ministry of Education and Research funded multi-center, randomized, controlled trial in valve replacement surgery
  - Infective endocarditis (bacterial infection of heart valves) increasing in incidence due to the opioid crisis and rising use of IVDA
  - Patients requiring cardiac surgery frequently display hemodynamic instability associated with preoperative inflammation and septic profile
  - Intraoperative CytoSorb use associated with improved post-operative course
    - Decreased vasopressor requirement & ICU stay
  - Study primary endpoint – improvement of SOFA scores (composite organ function endpoint)
  - DSMB recommended trial continuation (4Q18) after interim analysis of first 50 patients
  - 193 patients currently enrolled with complete enrollment projected before 2019 year-end

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CytoSorbents™

• Investigator initiated studies in EU have provided incubator for assessment of treatment indications and potential study endpoints • Provides the foundation for development of registration pathway for reimbursable clinical indications • Growing list of Cytosorb EU publications generating requests from US academic centers for development opportunities in: • Intraoperative treatment for hemodynamic stabilization in infectious endocarditis • Treatment of distributive shock in patients during the hyperinflammatory phase of sepsis • Treatment of patients with cytokine storm and vasodilatory shock refractory to standard of care treatment following CAR - T treatment • Cytokine driven hyperinflammatory acute rejection following organ transplant surgery • Niche indications for CytoSorb selective hemadsorption for patients on extracorporeal circuits • Applying EU clinical experience in ongoing discussion with US / ex - US regulators to provide for additional opportunities to demonstrate the utility of CytoSorb treatment within the clinical context of US standard of care Using Accumulated IIT Experience to Expand Clinical / Regulatory Development Program 18

Partnerships Chris Cramer, MBA VP Business Development

CTSO is partnered with four of the world’s leading companies and maintains an active BD pipeline Device Companies in Acute Care Cardiac Surgery Pharma Companies in Acute Care Biotech / CAR T - Cell Technologies CytoSorbents Confidential 20

Recent Partner Developments

FRESENIUS MEDICAL CARE	**Focused on driving CytoSorb sales growth in strategically important markets** • Reconfigured distribution territory in Europe to Finland, France, and Czech Republic • Added Mexico and S. Korea; Expect to market registration approval around end of year • Co-marketing in other countries across Europe and S. America
TERUMO	**Opening key accounts, getting positive customer experiences, accelerating CytoSorb sales** • Multiple successful CytoSorb cases have been completed in the Nordics including endocarditis, valve replacement, drug removal, and ECMO • Influential sites and KOLs across France have been trained and are using CytoSorb • Terumo CV is placing multiple purchases per quarter with CTSO, more expected
Biocon	**Continuing to invest in market development in acute care and beyond** • 10 person dedicated CytoSorb team; Robust & scientifically focused sales approach • Launched new initiative to accelerate growth in cardiac surgery field • Expanded CytoSorb sales force to 38 reps covering nephrologists and CV surgeons
Dr.Reddy's	**Building the foundation for strong CytoSorb growth** • Highly visible CytoSorb presence at SA Critical Care & Hospital Pharmacy Congresses • Sepsis study completed to initiate the medical aid process, i.e. – reimbursement • Expanding market with multiple successful cases in cardiac patients and ECMO

CytoSorbents Confidential

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CytoSorbents™

BD Pipeline Update • Interest levels from partners remains very high • Industry - wide M&A and new product launches are creating new partnership opportunities • Exploring new collaboration models to expand CTSO strategic partnership footprint • Clinical and commercial development driving partner interest, particularly in cardiac surgery and ECMO • Nearing commencement of U.S. pivotal trial • Additional indications and label claims possible • Applicable for commercial and government/military use 22 CytoSorbents Confidential C y t o So r b Hemo Defend

Driving Growth Through Product Development, Regulatory, Engineering, and Operational Excellence Vince Capponi – Chief Operating Officer

Product Development and Regulatory • Product Development • Regulatory • New country registrations: Mexico, Korea, Israel, Kazakhstan • Label expansion: Cytokine → Bilirubin → Myoglobin → Next? • New product registration: New sorbent cartridge for organ preservation

Engineering and Operational Excellence • Engineering • Operational Excellence • Phase II of Plant Expansion Initiated – Support $80MM Business • HemoDefend Polymer and Device Production established

Despite some company specific issues and macro issues such as interest rates and prospects of a multi - country trade war that are causing near - term volatility, we continue to believe that the outlook is bright. Our goals for the remainder of this year are to: • Continue execution of product sales growth strategy. Significant investments have been made in direct and international sales infrastructure that should begin to show in 2H 2019 • Achieve 80% blended product gross margins on a quarterly basis this year • Expand clinical indications for CytoSorb • Continue emphasis on obtaining dedicated reimbursement in key countries • Anticipate completion of the REMOVE endocarditis trial this year • Drive to U.S. approval for CytoSorb via acceleration of the REFRESH 2 - AKI trial with a target of 200 patients by end of Q1 2020, and completion of enrollment by the end of 2020 • New randomized, controlled clinical trials, including HemoDefend pivotal trial • Expand existing or forge new strategic partnerships • Establish greater awareness of our company at top - tier investors via increased analyst coverage, non - deal roadshows, and higher profile conferences • Increase media exposure via PR in the US and Europe Goals for 2019

• We reiterate our guidance that Q2 2019 products sales will return to our historical growth trajectory and are anticipated to be the highest quarterly product sales reported in our history • We reiterate our guidance that we expect to achieve blended product gross margins of 80% on a quarterly basis this year Guidance